Exhibit 99.1(b)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

--------------------------------------------------------------- In re FLYi, Inc., et al.,[1] Debtors. ---------------------------------------------------------------	x : : : : : : : : x	Chapter 11 Case No. 05-20011 (MFW) (Jointly Administered) Ref. Docket Nos. 21 & 86
NOTICE OF (A) ENTRY OF AN INTERIM ORDER ESTABLISHING NOTIFICATION AND HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES AND (B) HEARINGS TO CONSIDER ENTRY OF FINAL ORDER ON SUCH NOTIFICATION AND HEARING PROCEDURES AND SIMILAR PROCEDURES FOR TRADING IN CLAIMS AGAINST THE DEBTORS

TO ALL PERSONS OR ENTITIES WITH CLAIMS2 AGAINST OR EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on November 7, 2005 (“Commencement Date”), the Debtors commenced cases under chapter 11 of title 11, United States Code (as amended, the “Bankruptcy Code”).

PLEASE TAKE FURTHER NOTICE THAT on November 10, 2005, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an interim order (the “Order”), approving the procedures set forth below (the “Notification Procedures”) in order to preserve the Debtors’ net operating losses (“NOLs”). Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth below shall be null and void and shall confer no rights on the transferee.

PLEASE TAKE FURTHER NOTICE that a hearing on the Debtors’ request for a final order approving the Notification Procedures in substantially the form of the Order shall be held on December 2, 2005 at 10:30 a.m. (ET) before the Honorable Mary Walrath at 824 Market Street, Wilmington, Delaware 19801. Objections to entry of such final order must be filed with the Bankruptcy Court and served, so as to be received by 4:00 p.m. (ET) on November 25, 2005, on (a) the office of the United States Trustee for the District of Delaware, and (b) counsel to the Debtors at each of the addresses set forth below (collectively, the "Debtor Notice Parties"):

JONES DAY
Paul D. Leake
Scott J. Friedman
Helena C. Huang
222 East 41st Street
New York, New York 10017
Facsimile: (212) 755-7306

JONES DAY
Brad B. Erens
77 West Wacker Drive
Chicago, IL 60601
Facsimile: (312) 782-8585

YOUNG, CONAWAY, STARGATT & TAYLOR, LLP
Brendan Linehan Shannon
M. Blake Cleary
The Brandywine Building
1000 West Street
Wilmington, Delaware 19801
Facsimile: (302) 571-1253

If a final order is entered at such hearing, such order may be obtained free of charge from the website maintained by the Debtors' claims and noticing agent at: http://www.kccllc.net/ia, or upon written request to Kurtzman Carson Consultants LLC, Re: FLYi, Inc., et al., 12910 Culver Boulevard, Suite I, Los Angeles, CA 90066.

PLEASE TAKE FURTHER NOTICE that an interim hearing on the Debtors’ requested notification procedures with respect to trading claims against the Debtors, in substantially the form set forth in this Notice (the "Claim Notification Procedures), shall be held on November 22, 2005 at 9:30 a.m. (ET) before the Honorable Mary Walrath at 824 Market Street, Wilmington, Delaware 19801 (the "Interim Hearing"). Objections to entry of an interim order on such requested relief must be filed with the Bankruptcy Court and served, so as to be received by 4:00 p.m. (ET) on November 15, 2005, on (a) the office of the United States Trustee for the District of Delaware, and (b) each of the Debtor Notice Parties listed above. Responses to such objections must be filed by 4:00 p.m. (ET) on November 18, 2005 and served on each of the Debtor Notice Parties listed above and Mr. James L. Bromley at the following address (together, the "Notice Parties"):

CLEARY GOTTLIEB
James L. Bromley
One Liberty Plaza
New York, NY 10006
Facsimile: (212) 225-3999

so as to be received by such date and time. If an interim order is entered at such hearing, such order may be obtained free of charge from the website maintained by the Debtors' claims and noticing agent at: http://www.kccllc.net/ia, or upon written request to Kurtzman Carson Consultants LLC, Re: FLYi, Inc., et al., 12910 Culver Boulevard, Suite I, Los Angeles, CA 90066.

PLEASE TAKE FURTHER NOTICE that a final hearing on the Debtors’ request for a final order approving the Claim Notification Procedures, in substantially the form set forth in this Notice or in such other form as shall be agreed at the Interim Hearing, shall be held on December 2, 2005 at 10:30 a.m. (ET) before the Honorable Mary Walrath at 824 Market Street, Wilmington, Delaware 19801. Objections to entry of such final order must be filed with the Bankruptcy Court and served, so as to be received by 4:00 p.m. (ET) on November 25, 2005, on (a) the office of the United States Trustee for the District of Delaware, and (b) the Notice Parties. If a final order is entered at such hearing, such final order may be obtained free of charge from the website maintained by the Debtors' claims and noticing agent at: http://www.kccllc.net/ia, or upon written request to Kurtzman Carson Consultants LLC, Re: FLYi, Inc., et al., 12910 Culver Boulevard, Suite I, Los Angeles, CA 90066.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF FLYi:

(a)
Any person[3] or entity who currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status (“Notice of Status as a Substantial Equityholder”), on or before the later of (i) twenty (20) days after the effective date of the notice of entry of the Order or (ii) ten (10) days after becoming a Substantial Equityholder.

(b)
Prior to any transfer of equity securities (including options to acquire stock, as defined below) that would result in an increase in the amount of common stock of FLYi beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice (Notice of Intent to Purchase, Acquire, or Otherwise Accumulate”), of the intended transfer of equity securities.

(c)
Prior to any transfer of equity securities (including options to acquire stock, as defined below) that would result in a decrease in the amount of common stock of FLYi beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice (“Notice of Intent to Sell, Trade, or Otherwise Transfer”),[4] of the intended transfer of equity securities.

(d)
The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such thirty (30) day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices set forth herein, with an additional thirty (30) day objection period.

(e)
For purposes of this Notice: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least 2,200,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of FLYi; (B) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”) and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the Claim Notification Procedures to be considered at the Interim Hearing propose the following procedures to apply to holding and trading in CLAIMS AGAINST ANY OF THE DEBTORS:

(a)
Any person or entity who currently is or becomes a Substantial Claimholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status (“Notice of Status as a Substantial Claimholder”) on or before the later of (i) twenty (20) days after the effective date of the notice of entry of the Order or (ii) ten (10) days after becoming a Substantial Claimholder.

(b)
Prior to any transfer of claims that would result in an increase in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity becoming a Substantial Claimholder, such Substantial Claimholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice (“Notice of Intent to Purchase, Acquire, or Otherwise Accumulate”), of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice, and hearing requirements of Bankruptcy Rule 3001.

(c)
Prior to any transfer of claims that would result in a decrease in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity ceasing to be a Substantial Claimholder, such Substantial Claimholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice (“Notice of Intent to Sell, Trade, or Otherwise Transfer”),[5] of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice, and hearing requirements of Bankruptcy Rule 3001.

(d)
The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Claimholder an objection to any proposed transfer of claims described in a Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such thirty (30) day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional thirty (30) day objection period.

(e)
For purposes of this Notice: (A) a “Substantial Claimholder” is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $30,000,000 or (ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $30,000,000 or more, in the aggregate, are or will become due; (B) “beneficial ownership” of claims shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims that such holder has an option to acquire; and (C) an “option” to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person to Jones Day, 222 East 41st. St., New York, NY 10017, Attn: Helena Huang, Esq. or Young, Conaway, Stargatt & Taylor, LLP, The Brandywine Building, 1000 West St., Wilmington, DE 19801, Attn: M. Blake Cleary, Esq., the Debtors will provide a form of each of the notices described above.

PLEASE TAKE FURTHER NOTICE that the a form of each of the notices described above, as well as the Order, may be obtained free of charge from the website maintained by the Debtors' claims and noticing agent at: http://www.kccllc.net/ia, or upon written request to Kurtzman Carson Consultants LLC, Re: FLYi, Inc., et al., 12910 Culver Boulevard, Suite I, Los Angeles, CA 90066.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: Wilmington, Delaware November 10, 2005
Brendan Linehan Shannon, Esq. (No. 3136)
M. Blake Cleary, Esq. (No. 3614)
YOUNG, CONAWAY, STARGATT & TAYLOR, LLP
The Brandywine Building
1000 West Street
Wilmington, Delaware 19801
Telephone: (302) 571-6600
Facsimile: (302) 571-1253

- and -

Paul D. Leake, Esq.
Brad B. Erens, Esq.
Scott J. Friedman, Esq.
JONES DAY
222 East 41st Street
New York, New York 10017
Telephone: (212) 326-3939
Facsimile: (212) 755-7306

PROPOSED ATTORNEYS FOR DEBTORS

1  The Debtors are the following seven entities (the last four digits of their respective taxpayer identification numbers, if any, follow in parentheses): FLYi, Inc. (1051); Independence Air, Inc. (1749); Atlantic Coast Jet, LLC (1492); Atlantic Coast Academy, Inc. (9852); IA Sub, Inc. (none); WaKeeney, Inc. (none); and Atlantic Coast Airlines, Inc. (none). The address of each of the Debtors is 45200 Business Court, Dulles, VA 20166.

2  References to “claims” herein are made in accordance with the definition of “claim” in section 101(5) of the Bankruptcy Code and includes a lessor’s right to any current or future payment under or arising out of any lease with respect to which any Debtor is a lessee.

[3]	References to “person” herein are made in accordance with the definition of “person” in section 101(41) of the Bankruptcy Code.

[4]
A Notice of Intent to Sell, Trade, or Otherwise Transfer, together with a Notice of Intent to Purchase, Acquire, or Accumulate, is hereinafter collectively referred to as a “Notice of Proposed Transfer”.

[5]
A Notice of Intent to Sell, Trade, or Otherwise Transfer, together with a Notice of Intent to Purchase, Acquire, or Accumulate, is hereinafter collectively referred to as a “Notice of Proposed Transfer.”